Exhibit 10.1(a)

EXECUTION COPY

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

             THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of the 31st day of March, 2001 (the "Amendment Date"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "Borrower"); the financial institutions signatory hereto (the "Lenders"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders;

W I T N E S S E T H:

             WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Loan Agreement, dated as of June 29, 2000, as amended by that certain First Amendment thereto dated as of December 14, 2000 (as heretofore and hereafter amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and

             WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend and waive certain provisions in the Loan Agreement as more specifically set forth below; and

             WHEREAS, the Administrative Agent and the Lenders have agreed to such amendments and waiver on the terms and conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

             1.          Amendment to Article 1.  Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the definition of "Unreinvested Net Proceeds" in its entirety.

             2.          Amendments to Article 2.

                           (a)         Amendment to Section 2.3 .  Section 2.3(f) of the Loan Agreement, Applicable Margin, is hereby amended by deleting Section 2.3(f) in its entirety and substituting in lieu thereof the following:

"(f) Applicable Margin.

             (i)          Revolving Loans and Term Loan A Loans.  With respect to any Advance under the Revolving Loan Commitments or the Term Loan A Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:
	Total Leverage Ratio	Base Rate Advance Applicable Margin	LIBOR Advance Applicable Margin
A.	Greater than 7.50:1.00	2.250%	3.250%
B.	Greater than 7.00:1.00, but less than or equal to 7.50:1.00	2.125%	3.125%
C.	Greater than 6.50:1.00, but less than or equal to 7.00:1.00	2.000%	3.000%
D.	Greater than 6.00:1.00, but less than or equal to 6.50:1.00	1.500%	2.500%
E.	Greater than 5.00:1.00, but less than or equal to 6.00:1.00	1.000%	2.000%
F.	Greater than 4.00:1.00, but less than or equal to 5.00:1.00	0.750%	1.750%
G.	Less than or equal to 4.00:1.00	0.500%	1.500%

             (ii)         Term Loan B Loans.  With respect to any Advance under the Term Loan B Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:
	Total Leverage Ratio	Base Rate Advance Applicable Margin	LIBOR Advance Applicable Margin
A.	Greater than 7.00:1.00	2.500%	3.500%
B.	Less than or equal to 7.00:1.00	2.250%	3.250%

             (iii)        Term Loan C Loans.  With respect to any Advance under the Term Loan C Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:
	Total Leverage Ratio	Base Rate Advance Applicable Margin	LIBOR Advance Applicable Margin
A.	Greater than 7.00:1.00	2.750%	3.750%
B.	Less than or equal to 7.00:1.00	2.500%	3.500%

             (iv)       Incremental Facility Loans.  With respect to any Advance under the Incremental Facility Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Total Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Lender as follows:
	Total Leverage Ratio	Base Rate Advance Applicable Margin	LIBOR Advance Applicable Margin
A.	Greater than 7.00:1.00	3.000%	4.000%
B.	Less than or equal to 7.00:1.00	2.750%	3.750%

             (v)        Notwithstanding any provision to the contrary herein, the Applicable Margin on April 23, 2001 shall be at the highest Applicable Margin set forth for the applicable Loans above, with any adjustments to the Applicable Margin to be based upon the receipt by the Administrative Agent of financial statements for the fiscal quarter ending March 31, 2001 and effective as set forth in Section 2.3(f)(vi) below.

             (vi)       Subject to the last sentence hereof, with respect to Section 2.3(f)(i), (ii), (iii) and (iv), changes to the Applicable Margin shall be effective as of the second (2nd) Business Day after the day on which the financial statements are delivered to the Administrative Agent and the Lenders pursuant to Section 6.1 or 6.2 hereof, as the case may be.  Upon the occurrence and during the continuance of an Event of Default, the Applicable Margins shall not be subject to downward adjustment and shall automatically revert to the Applicable Margins set forth in, (A) with respect to Section 2.3(f)(i), part A of the table in Section 2.3(f)(i) above, (B) with respect to Section 2.3(f)(ii), part (A) of the table in Section 2.3(f)(ii) above, (C) with respect to Section 2.3(f)(iii), part A of the table in Section 2.3(f)(iii) above and (D) with respect to Section 2.3(iv), part (A) of the table in Section 2.3(f)(iv) above, in each case, until such time as such Event of Default is cured or waived.”

                           (b)        Amendment to Section 2.5. Section 2.5(c) of the Loan Agreement, Mandatory Revolving Loan Commitment Reductions, is hereby amended by deleting Section 2.5(c) in its entirety and substituting in lieu thereof the following:

                           "(c)       Reductions From Permitted Asset Sales. After the Agreement Date, on the date that any repayment of the Loans under Section 2.7(b)(vi) hereof is made, the Revolving Loan Commitments and, if applicable, the Incremental Facility Commitments shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans and, if applicable, the Incremental Facility Loans required under Section 2.7(b)(vi) hereof; provided, however, that if there are no Loans then outstanding, or if the amount of such repayment exceeds the amount of the outstanding Loans, the Revolving Loan Commitments and, if applicable, the Incremental Facility Commitments shall be reduced on a pro rata basis by an aggregate amount equal to the repayment that would have been made had there been Loans outstanding, or the excess of such repayment over the Loans (which reduction shall be in addition to the reduction set forth in the first part of this Section 2.5(c)), as applicable, regardless of any repayment of the Revolving Loans (or, if applicable, the Incremental Facility Loans).  Reductions under this Section 2.5(c) to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof (and, if applicable, to the Incremental Facility Commitments shall be applied to the reductions set forth in the Notice of Incremental Facility Commitments) in inverse order of the reductions set forth therein."

                           (c)         Amendment to Section 2.7 .  Section 2.7(b)(vi) of the Loan Agreement, Prepayments and Repayments, is hereby amended by deleting Section 2.7(b)(vi) in its entirety and substituting in lieu thereof the following:

                           "(vi)     Asset Sales.  On the date that the Borrower or any of its Subsidiaries receives any Net Proceeds from any disposition or sale of assets by the Borrower or any of its Subsidiaries in accordance with Section 7.4 hereof, the Borrower shall make a repayment of the Loans then outstanding in an amount equal to such Net Proceeds; provided, however, that, prior to the occurrence or continuance of a Default of Event or Default, the Borrower shall not be required to make a repayment hereunder with respect to (A) any disposition of assets, in the ordinary course of business, which are obsolete or which are no longer used or useful in the business of the Borrower or any of its Subsidiaries or (B) the Net Proceeds of any disposition or sale of assets (other than those Net Proceeds resulting from any sale/leaseback transaction or those resulting from the sale of the incumbent local exchange carrier business of Saco River) which do not exceed (1) $5,000,000 for any single transaction (or series of related transactions), and (2) $15,000,000 in the aggregate during the term hereof.  Subject to Section 2.7(b)(xii) hereof, the amount of the Net Proceeds required to be repaid under this Section 2.7(b)(vi) shall be applied to the Term Loans then outstanding (on a pro rata basis for all Term Loans) in inverse order of maturity for each Term Loan, second to the Revolving Loans and then, if applicable, to the Incremental Facility Loans.  Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(vi) to the date of such prepayment will be paid by the Borrower concurrently with such principal prepayment."

             3.          Amendments to Article 7.

                           (a)         Amendment to Section 7.4 .  Section 7.4(a) of the Loan Agreement Liquidation, Merger, or Disposition of Assets, is hereby amended by deleting Section 7.4(a) in its entirety and substituting in lieu thereof the following:

                           "Section 7.4     Liquidation, Merger, or Disposition of Assets

             (a)         Disposition of Assets.  The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Lenders; provided, however, that (i) the prior written consent of the Lenders shall not be required for (A) the transfer of assets (including, without limitation, cash or cash equivalents) among the Borrower and its Subsidiaries (excluding Wireless Alliance) or for the transfer of assets (including, without limitation, cash or cash equivalents, but excluding the Licenses) between or among Subsidiaries (excluding Wireless Alliance) of the Borrower or (B) dispositions of assets the proceeds of which are applied pursuant to Section 2.5(c) or 2.7(b)(vi) hereof (provided, however, that, with respect to such sales under Section 2.5(c) or 2.7(b)(vi), the Borrower provides to the Administrative Agent and the Lenders on the date of such sale a certificate reflecting compliance with the terms and provisions of Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof both before and after giving effect to such sale or transfer) and (ii) on or prior to March 31, 2002, the Borrower or any of its Subsidiaries shall (A) enter into one or more sale/leaseback transactions with respect to a substantial portion of the Borrower's cellular towers, the documentation for which to be approved as to form by the Administrative Agent (such approval not to be unreasonably withheld) and (B) finalize the sale of the incumbent local exchange carrier business of Saco River for an aggregate sales price of not less than its fair market value (as reasonably determined by the Borrower)."

                           (b)        Amendment to Section 7.8 .  Section 7.8 of the Loan Agreement, Total Leverage Ratio, is hereby amended by deleting Section 7.8 in its entirety and substituting in lieu thereof the following:

             "Section 7.8     Total Leverage Ratio.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:
Period	Total Leverage Ratio
January 1, 2001 through March 31, 2001	8.65:1.00

April 1, 2001 through June 30, 2001	8.00:1.00

July 1, 2001 through March 31, 2002	7.00:1.00

April 1, 2002 through June 30, 2002	6.25:1.00

July 1, 2002 through December 31, 2002	6.00:1.00

January 1, 2003 and thereafter	5.00:1.00”

             (c)         Amendment to Section 7.9.  Section 7.9 of the Loan Agreement, Senior Leverage Ratio, is hereby amended by deleting Section 7.9 in its entirety and substituting in lieu thereof the following:

             "Section 7.9     Senior Leverage Ratio.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) the principal amount of the Loans outstanding on such date to (ii) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to exceed the ratios set forth below during the periods indicated:
Period	Senior Leverage Ratio

January 1, 2001 through March 31, 2001	7.90:1.00

April 1, 2001 through June 30, 2001	7.50:1.00

July 1, 2001 through March 31, 2002	6.50:1.00

April 1, 2002 through June 30, 2002	5.75:1.00

July 1, 2002 through December 31, 2002	5.00:1.00

January 1, 2003 and thereafter	4.50:1.00"

                           (d)        Amendment to Section 7.11.  Section 7.11 of the Loan Agreement, Annualized Operating Cash Flow to Interest Expense, is hereby amended by deleting Section 7.11 in its entirety and substituting in lieu thereof the following

             Section 7.11     Annualized Operating Cash Flow to Interest Expense.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) its Interest Expense for the twelve (12) calendar months immediately preceding the calculation date to be less than the ratios set forth below for the periods indicated:
Period	Annualized Operating Cash Flow to Interest Expense

January 1, 2001 through June 30, 2001	1.25:1.00

July 1, 2001 through December 31, 2001	1.50:1.00

January 1, 2002 through March 31, 2002	1.25:1.00

April 1, 2002 through June 30, 2002	1.50:1.00

July 1, 2002 and thereafter”	2.00:1.00

             4.          Waiver to Credit Agreement.  The Required Lenders and the Administrative Agent hereby waive compliance by the Borrower with Section 7.12 of the Loan Agreement, Fixed Charge Coverage Ratio, for the period from March 31, 2001 through June 30, 2001.  This waiver is effective for that period only and the Borrower shall be required to comply with Section 7.12 at all other times.

             5.          Amendment Fee.  The Borrower shall pay to the Administrative Agent on behalf of the Lenders executing and delivering this Amendment on or prior to 5 p.m. (EST) Monday, April 23, 2001, an amendment fee in the amount of 0.250% of the sum of (a) the aggregate outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) of such Lenders and (b) the Revolving Loan Commitments of such Lenders (such sum, the “Amendment Fee”).  The Administrative Agent shall distribute pro rata to each Lender executing this Amendment a portion of the Amendment Fee based on such Lender’s portion of the outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) and such Lender’s Revolving Loan Commitment.  The Amendment Fee shall be fully earned when due and non-refundable when paid.

             6.          Amendment to Loan Documents.  All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

             7.          Representations and Warranties.  The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

             (a)         each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

             (b)        the Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

             (c)         this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject, as to enforcement of remedies, to the following qualifications:  (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

             (d)        the execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower’s assets or properties are bound.

             8.          Conditions Precedent to Effectiveness of Amendment.  The effectiveness of this Amendment is subject to:

             (a)         receipt by the Administrative Agent of duly executed counterpart signature pages of the Borrower and the Required Lenders to this Amendment;

             (b)        all of the representations and warranties of the Borrower under Section 7 hereof being true and correct in all material respects, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

             (c)         receipt by the Administrative Agent of the Amendment Fee; and

             (d)        receipt of any other documents or instruments that the Administrative Agent, the Lenders signatory hereto or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

             9.          No Other Amendment or Waiver.  Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance).  Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent and the Lenders, or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

             10.        Loan Documents.  This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

             11.        Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

             12.        Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

             13.        Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:	RURAL CELLULAR CORPORATION, a Minnesota corporation

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS:	TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

By:
Name:
Its:

ABN AMRO BANK N.V., as a Lender

By:
Name:
Its:

By:
Name:
Its:

ADDISON CDO, LIMITED (Acct 1279), as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:
Name:
Its:

ATHENA CDO, LIMITED (Acct 1277), as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:
Name:
Its:

CAPTIVA III FINANCE LTD. (Acct. 275), as a Lender as advised by Pacific Investment Management Company LLC

By:
Name:
Its:

CAPTIVA IV FINANCE LTD. (Acct. 1275), as a Lender as advised by Pacific Investment Management Company LLC

By:
Name:
Its:

JISSEKIKUN FUNDING, LTD., as a Lender
By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:
Name:
Its:

PIMCO HIGH YIELD FUND (ACCOUNT 705), as a Lender
By: Pacific Investment Management Company, LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:
Name:
Its:

ALLFIRST BANK, as a Lender

By:
Name:
Its:

AMARA-I FINANCE, LTD., as a Lender
By: INVESCO Senior Secured Management, Inc., as Subadvisor

By:
Name:
Its:

AMARA 2 FINANCE, LTD., as a Lender
By: INVESCO Senior Secured Management, Inc., as Subadvisor

By:
Name:
Its:

AVALON CAPITAL LTD., as a Lender
By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By:
Name:
Its:

AVALON CAPITAL LTD. 2, as a Lender
By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By:
Name:
Its:

AMMC CDO II, LIMITED, as a Lender

By:
Name:
Its:

ARCHIMEDES FUNDING II, LTD., as a Lender
By: ING Capital Advisors LLC, as Collateral Manager

By:
Name:
Its:

ARCHIMEDES FUNDING III, LTD., as a Lender
By: ING Capital Advisors LLC, as Collateral Manager

By:
Name:
Its:

THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as a Lender
By: ING Capital Advisors LLC, as Investment Manager

By:
Name:
Its:

SEQUILS-ING I (HBDGM), LTD., as a Lender
By: ING Capital Advisors LLC, as Collateral Manager

By:
Name:
Its:

SWISS LIFE US RAINBOW LIMITED, as a Lender
ING Capital Advisors LLC, as Investment Manager

By:
Name:
Its:

BANK OF AMERICA, N.A., as a Lender and as a Swing Line Lender

By:
Name:
Its:

BANK OF MONTRÉAL, as a Lender

By:
Name:
Its:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Its:

BEAR STEARNS INVESTMENT PRODUCTS, INC., as a Lender

By:
Name:
Its:

BLUE SQUARE FUNDING LIMITED SERIES 3, as a Lender

By:
Name:
Its:

BNP PARIBAS, as a Lender

By:
Name:
Its:

By:
Name:
Its:

CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender

By:
Name:
Its:

CENTURION CDO II, LTD., as a Lender
By: American Express Asset Management Group, Inc., As Collateral Manager

By:
Name:
Its:

CENTURION CDO III, LTD., as a Lender
By: American Express Asset Management Group, Inc., As Collateral Manager

By:
Name:
Its:

THE CIT GROUP / EQUIPMENT FINANCING, INC., as a Lender

By:
Name:
Its:

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:
Name:
Its:

CITY NATIONAL BANK, as a Lender

By:
Name:
Its:

COBANK, ACB, as a Lender

By:
Name:
Its:

COLUMBUS LOAN FUNDING LTD., as a Lender
By: Travelers Asset Management International Company LLC

By:
Name:
Its:

THE TRAVELERS INSURANCE COMPANY, as a Lender

By:
Name:
Its:

TRAVELERS CORPORATE LOAN FUND INC., as a Lender
By: Travelers Asset Management International Company LLC

By:
Name:
Its:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

By:
Name:
Its:

By:
Name:
Its:

CREDIT AGRICOLE INDOSUEZ, as a Lender

By:
Name:
Its:

By:
Name:
Its:

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager

By:
Name:
Its:

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager

By:
Name:
Its:

CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager

By:
Name:
Its:

NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager

By:
Name:
Its:

THE DAI-ICHI KANGYO BANK, LTD. – NEW YORK BRANCH, as a Lender

By:
Name:
Its:

DEBT STRATEGIES FUND, INC., as a Lender

By:
Name:
Its:

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:
Name:
Its:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender

By:
Name:
Its:

DEXIA CREDIT LOCAL DE FRANCE – NEW YORK AGENCY, as a Lender

By:
Name:
Its:

By:
Name:
Its:

EATON VANCE CDO III, LTD., as a Lender
By: Eaton Vance Management, as Investment Advisor

By:
Name:
Its:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
By: Eaton Vance Management, as Investment Advisor

By:
Name:
Its:

ATON VANCE SENIOR INCOME TRUST, as a Lender
By: Eaton Vance Management, as Investment Advisor

By:
Name:
Its:

GRAYSON & CO, as a Lender
By: Boston Management and Research, as Investment Advisor

By:
Name:
Its:

OXFORD STRATEGIC INCOME FUND, as a Lender
By: Eaton Vance Management, as Investment Advisor

By:
Name:
Its:

SENIOR DEBT PORTFOLIO, as a Lender
By: Boston Management and Research, as Investment Advisor

By:
Name:
Its:

ELF FUNDING TRUST, as a Lender
By: Highland Capital Management, L.P. as Collateral Manager

By:
Name:
Its:

EMERALD ORCHARD LIMITED, as a Lender

By:
Name:
Its:

HIGHLAND LEGACY LIMITED, as a Lender
By: Highland Capital Management, L.P. as Collateral Manager

By:
Name:
Its:

HIGHLAND LOAN FUNDING V, LTD., as a Lender
By: Highland Capital Management, L.P. as Collateral Manager

By:
Name:
Its:

SL LOANS I LIMITED, as a Lender

By:
Name:
Its:

FIRST UNION NATIONAL BANK, as a Lender

By:
Name:
Its:

FIRSTAR BANK, N.A., as a Lender

By:
Name:
Its:

FLEET NATIONAL BANK, as a Lender

By:
Name:
Its:

FRANKLIN FLOATING RATE FUND PLC, as a Lender

By:
Name:
Its:

GALAXY CLO 1999-1, LTD., as a Lender
By: SAI Investment Adviser, Inc. its Collateral Manager

By:
Name:
Its:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:
Its:

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as a Lender

By:
Name:
Its:

GREAT POINT CLO 1999-1 LTD., as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:
Name:
Its:

SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

By:
Name:
Its:

HOWARD BANK, N.A., as a Lender

By:
Name:
Its:

IBM CREDIT CORPORATION, as a Lender

By:
Name:
Its:

KEMPER FLOATING RATE FUND, as a Lender

By:
Name:
Its:

KEY CORPORATE CAPITAL, INC., as a Lender

By:
Name:
Its:

KZH CRESCENT LLC, as a Lender

By:
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KZH CRESCENT-2 LLC, as a Lender

By:
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KZH ING-1 LLC, as a Lender

By:
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KZH ING-2 LLC, as a Lender

By:
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KZH ING-3 LLC, as a Lender

By:
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KZH LANGDALE LLC, as a Lender

By:
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KZH PAMCO LLC, as a Lender

By:
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KZH RIVERSIDE LLC, as a Lender

By:
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KZH SOLEIL LLC, as a Lender

By:
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KZH SOLEIL-2 LLC, as a Lender

By:
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KZH STERLING LLC, as a Lender

By:
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LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as a Lender
By: Stein Roe & Farnham Incorporated, As Advisor

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STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

By:
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Stein Roe & Farnham Incorporated, as Advisor to the Stein Roe Floating Rate Limited Liability Company

STEIN ROE & FARNHAM INCORPORATED, as a Lender
as agent for Keyport Life Insurance Company

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FLEET NATIONAL BANK
As Trust Administrator for Long Lane Master Trust IV, as a Lender

By:
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MERITA BANK PLC, as a Lender

By:
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MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Lender

By:
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METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:
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ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
By: Pilgrim Investments, Inc. as its investment manager

By:
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PILGRIM CLO 1999-1 LTD., as a Lender
By: Pilgrim Investments, Inc. as its investment manager

By:
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PILGRIM PRIME RATE TRUST, as a Lender
By: Pilgrim Investments, Inc. as its investment manager

By:
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MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender

By:
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MUIRFIELD TRADING LLC, as a Lender

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OLYMPIC FUNDING TRUST, SERIES, 1999-1, as a Lender

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PPM SPYGLASS FUNDING TRUST, as a Lender

By:
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SRF TRADING, INC., as a Lender

By:
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NATIONAL CITY BANK, as a Lender

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OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
By: Octagon Credit Investors, LLC as sub-investment manager

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

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PUTNAM DIVERSIFIED INCOME TRUST, as a Lender

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PUTNAM HIGH YIELD TRUST, as a Lender

By:
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CAPTIVA II FINANCE LTD., as a Lender

By:
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SEQUILS IV, LTD., as a Lender
By: TCW Advisors, Inc., as its Collateral Manager

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By:
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SEQUILS-CUMBERLAND I, LTD., as a Lender
By: Deerfield Capital Management, L.L.C. as its collateral Manager

By:
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STANFIELD CLO, LTD., as a Lender
By: Stanfield Capital Partners LLC as its Collateral Manager

By:
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STANFIELD / RMF TRANSATLANTIC CDO, LTD., as a Lender
By: Stanfield Capital Partners LLC as its Collateral Manager

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WINDSOR LOAN FUNDING, LIMITED, as a Lender

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FLEET NATIONAL BANK, as Successor to Summit Bank, as a Lender

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SUNTRUST BANK, as a Lender

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SYNDICATED LOAN FUNDING TRUST, as a Lender
By: Lehman Commercial Paper, Inc., Not in its individual capacity but solely as Asset Manager

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TRYON CLO LTD. 2000-1, as a Lender

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UNION BANK OF CALIFORNIA, N.A., as a Lender

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

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VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender
By: Van Kampen Investment Advisory Corp.

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VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender
By: Van Kampen Investment Advisory Corp.

By:
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WEBSTER BANK, as a Lender

By:
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WELLS FARGO BANK N.A., as a Lender

By:
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CAPTIVA II FINANCE LTD., as a Lender

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